UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 26, 2004

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	(06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT’S WEBSITE ADDRESS)

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

On May 26, 2004 we announced we closed a Definitive Merger Agreement with Georgia Surgery Centers, Inc., which owns and operates ambulatory surgery centers, and an Asset Purchase Agreement to purchase the non-medical assets of Georgia Pain Physicians, P.C., a comprehensive pain management practice. In connection with the purchase of the non-medical assets of Georgia Pain Physicians, P.C., PainCare will provide ongoing management and administrative services to the successor of Georgia Pain Physicians medical practice. The capital stock of Georgia Surgery Centers, Inc. was acquired in a merger transaction, and the non-medical assets of Georgia Pain Physicians, P.C. were acquired through an asset purchase, from the sole shareholder of both of these entities, Robert Windsor, M.D.

The combined purchase price consisted of $1,125,000 in cash, and 462,344 shares of our common stock valued at $2.43325 per share. We may also make additional payments of up to $2,250,000 in cash and common stock if certain net earnings goals are achieved in each of the first three fiscal years following the closing. The acquisition has been accounted for using the purchase method of accounting. We funded the cash portion of the purchase price of Georgia Surgery Centers, Inc. and Georgia Pain Physicians, P.C., from the proceeds of the second $5,000,000 convertible debenture with Laurus Master Fund, Ltd.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following financial statements, pro forma information and exhibits are filed as part of this report.

(a) Financial Statements of Business Acquired

Georgia Surgery Centers, Inc. and Georgia Pain Physicians, P.C.

Report of Independent Certified Public Accountants

2003 Financial Statements:

•	Combined Balance Sheet as of December 31, 2003

•	Combined Statement of Operations and Retained Earnings for the year ended December 31, 2003

•	Combined Statement of Cash Flows for the year ended December 31, 2003

Notes to Financial Statements

(b) Pro forma financial information:

•	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2003

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: August 6, 2004	BY:	/s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date: August 6, 2004	BY:	/s/ MARK SZPORKA
Chief Financial & Accounting Officer,
Secretary and Director

Independent Auditors’ Report

The Board of Directors

Georgia Pain Physicians, P.C./Georgia Surgery Centers, Inc.

We have audited the accompanying combined balance sheet of Georgia Pain Physicians, P.C./Georgia Surgery Centers, Inc. as of December 31, 2003 and the related combined statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Georgia Pain Physicians, P.C./Georgia Surgery Centers, Inc. at December 31, 2003 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Tschopp, Whitcomb and Orr, P.A.

July 30, 2004

Maitland, Florida

Georgia Pain Physicians, P.C./Georgia Surgery Centers, Inc.

Combined Balance Sheet

December 31, 2003

Assets
Current assets:
Cash	$11,071
Patient accounts receivable, net	1,014,406
Prepaid expenses	7,869

Total current assets	1,033,346

Property and equipment, net (notes 2 and 4)	229,071
Patient charts, net	478,584
Deposits	1,300

Total assets	$1,742,301

Liabilities and Stockholders’ Equity
Current liabilities:
Line of credit	$17,500
Accounts payable and accrued expenses	147,498
Current installments of long-term debt (note 4)	101,000

Total current liabilities	265,998

Long-term debt, excluding current installments (note 4)	404,195

Total liabilities	670,193

Commitments and contingencies (notes 4, 5, 6 and 7))
Stockholders’ equity:
Common stock issued and outstanding	501
Additional paid-in capital	499,999
Retained earnings	571,608

Total stockholders’ equity	1,072,108

Total liabilities and stockholders’ equity	$1,742,301

See accompanying notes to financial statements.

Georgia Pain Physicians, P.C./Georgia Surgery Centers, Inc.

Combined Statement of Operations and Retained Earnings

Year ended December 31, 2003

Net patient revenue	$3,344,198
Cost of patient revenue	1,130,537

Gross profit	2,213,661
General and administrative expenses	2,133,453

Operating income	80,208
Other expenses:
Interest	47,858
Depreciation	151,529

Total other expenses	199,387

Net loss	(119,179)
Retained earnings at beginning of year	690,787

Retained earnings at end of year	$571,608

See accompanying notes to financial statements.

Georgia Pain Physicians, P.C./Georgia Surgery Centers, Inc.

Combined Statement of Cash Flows

Year Ended December 31, 2003

Cash flows from operating activities:
Net loss	$(119,179)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	151,529
Cash provided by (used for) changes in:
Patient accounts receivable	(85,630)
Accounts payable and accrued expenses	84,474

Net cash provided by operating activities	31,194

Cash flow from investing activities:
Purchase of property and equipment	(61,503)

Net cash used in investing activities	(61,503)

Cash flows from financing activities:
Proceeds from line of credit	17,500
Repayment of long-term debt	(90,723)

Net cash used in financing activities	(73,223)

Net decrease in cash	(103,532)
Cash at beginning of year	114,603

Cash at end of year	$11,071

Supplemental disclosures of cash flow information:

Cash paid for interest	$45,858

See accompanying notes to financial statements.

Georgia Pain Physicians, P.C./Georgia Surgery Centers, Inc.

Notes to Combined Financial Statements

December 31, 2003

(1)	Organization and Summary of Significant Accounting Policies

(a)	Organization and Mission

These combined financial statements include the operations of Georgia Pain Physicians, P.C. and Georgia Surgery Centers, Inc. both of which are solely owned by Robert Windsor, M.D. operates three Ambulatory Surgery Centers and three pain management clinics providing surgery, pain management and physical therapy treatment for patients who suffer from pain, located in the Atlanta, Georgia area. The primary mission is to provide quality specialized treatment to the Atlanta area.

(b)	Net Patient Revenue

Patient revenue is recognized at the time the service is performed at the estimated net realizable amounts from patients, third-party payors and others for services rendered. The Companies are providers under the Medicare program and various other third-party payor arrangement which provide for payments to the Companies at amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

(c)	Income Taxes

Both of the Companies have elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. These provisions provide that the taxable income of each Company be included in the income tax returns of the stockholders. Accordingly, no income tax related assets, liabilities or provision for income taxes has been recorded in the accompanying financial statements.

(c)	Financial Instruments Fair Value, Concentration of Business and Credit Risks

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable and accrued expenses approximates fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported in the accompanying balance sheets for long-term debt approximates fair value because the actual interest rates do not significantly differ from current rates offered for instruments with similar characteristics. Financial instruments which potentially subject the Companies to concentrations of credit risk consist principally of patient accounts receivable which amount

(Continued)

Georgia Pain Physicians, P.C./Georgia Surgery Centers, Inc.

Notes to Combined Financial Statements

December 31, 2003

(1)	Organization and Summary of Significant Accounting Policies – (Continued)

(d)	Financial Instruments Fair Value, Concentration of Business and Credit Risks – (Continued)

to approximately $1,000,000. Each Company performs credit evaluations of its patients prior to rendering service and generally does not require collateral. The majority of the patients are covered by third party payors such as insurance companies and Medicare. For the year ended December 31, 2003 the percentage of revenue derived from significant third party payors was as follows:

Workers Compensation	24%
Medicare	22%

(e)	Use of Estimates

Management of these Companies have made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(f)	Cash Flows

For purposes of cash flows, cash and cash equivalents include cash on hand, cash on deposit (including interest bearing accounts) and short-term financial instruments with a maturity, from the date of purchase, of three months or less.

(2)	Property and Equipment

Property and equipment consists of the following at December 31, 2003:

Leasehold improvements	$101,220
Computer equipment and software	226,611
Furniture and fixtures	147,325
Medical and therapy equipment	237,506
Vehicles	69,868

782,530
Less accumulated depreciation	(553,459)

$229,071

Georgia Pain Physicians, P.C./Georgia Surgery Centers, Inc.

Notes to Combined Financial Statements

December 31, 2003

(3)	Due to Stockholders

Due to stockholders represent distributions payable which are non-interest bearing and due on demand.

(4)	Line of Credit and Long-Term Debt

Long-term debt consists of the following at December 31, 2003:

Note payable with monthly principal payments of $8,415, plus interest at the bank’s prime rate (4.0% at December 31, 2003) through December, 2008.	$505,195
Less current installments	101,000

$404,195

Georgia Pain Physicians, P.C. has a line of credit with a bank which bears interest at the bank’s prime interest rate (4.0% at December 31, 2003) and has a maximum borrowing capacity of $250,000. The outstanding balance under this line at December 31, 2003 was $17,500.

(5)	Commitments

Georgia Pain Physicians, P.C. is obligated under a non-cancellable operating lease for its office facilities and various equipment. Future minimum lease payments under the Company’s non-cancellable operating lease as of December 31, 2003 are as follows:

Year ending December 31,
2004	$298,680
2005	307,550
2006	256,200
2007	220,100
2008	228,400
Thereafter	982,000

Total rent expense for the year ended December 31, 2003 was $382,378.

Georgia Pain Physicians, P.C./Georgia Surgery Centers, Inc.

Notes to Combined Financial Statements

December 31, 2003

(6)	Contingencies

Third-Party Payor Settlements

Patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors and others for services rendered. Each Company is a provider under Blue Cross, Medicare and various other third-party payor arrangements which provide for payments to the Clinic at amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

Medical Malpractice Claims

The Companies are subject to claims and legal actions primarily as a result of medical malpractice matters which arise in the ordinary course of business. Each Company maintains malpractice insurance to protect against such claims or legal actions. Management believes the ultimate resolution of such matters will be adequately covered by the Companies’ insurance and will not have a material adverse effect on its financial position or results of operations.

(7)	Subsequent Event

On May 26, 2004, Georgia Surgery Centers, Inc. consummated a merger with PainCare Holdings, Inc. and its wholly owned subsidiary, PainCare Acquisition Company XII, Inc. (collectively, “PainCare”), and Georgia Pain Physicians, P.C. consummated a sale of its nonmedical assets to PainCare.

The combined purchase price consisted of $1,125,000 in cash, and 462,344 shares of our common stock valued at $2.43325 per share. We may also make additional payments of up to $2,250,000 in cash and common stock if certain net earnings goals are achieved in the first three fiscal years following the closing.

Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial statements give effect to the acquisition by PainCare Holdings, Inc. of Georgia Surgery Centers, Inc. and Georgia Pain Physicians, P.C. in a transaction to be accounted for using the purchase method of accounting. The unaudited pro forma balance sheet is based on the historical balance sheets of PainCare Holdings, Inc. and the combined balance sheets of Georgia Surgery Centers, Inc. and Georgia Pain Physicians, P.C., appearing elsewhere in this report. The unaudited pro forma statements of operations are based on the historical statement of operations of PainCare Holdings, Inc. and the combined operations of Georgia Surgery Centers, Inc. and Georgia Pain Physicians, P.C. appearing elsewhere in the report and combine the results of operations of PainCare Holdings, Inc. and Georgia Surgery Centers, Inc. and Georgia Pain Physicians, P.C. for the year ended December 31, 2003 as if the acquisition occurred on the beginning of the period.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have been achieved if these acquisitions had been consummated as of the beginning of the period presented, nor are they necessarily indicative of future operating results or financial position of PainCare Holdings, Inc.

PainCare Holdings, Inc. will account for the merger with Georgia Surgery Centers, Inc. and the purchase of the assets of Georgia Pain Physicians, P.C. using the purchase method of accounting. As of January 1, 2002, PainCare Holdings, Inc. is no longer amortizing its goodwill in accordance with SFAS No. 142. Such goodwill will be subject to impairment testing using a fair value based method as of January 1, 2003.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2003

	PainCare Historical Statements	GSC/GPP Historical Statements	Pro forma Adjustments	Pro forma
Assets
Current Assets:
Cash	$7,923,767	$11,071	$(1,125,000)	$6,809,838
Accounts receivable	5,100,699	1,014,406	—	6,115,105
Due from shareholder	203,050	—	—	203,050
Note receivable	320,353	—	—	320,353
Deposits & prepaid expenses	514,957	9,169	—	524,126

Total current assets	14,062,826	1,034,646	(1,125,000)	13,972,472

Property and equipment, net	4,730,723	229,071	—	4,959,794
Patient charts		478,584	—	478,584
Goodwill, net (1)	21,946,735	—	3,016,818	24,963,553
Other assets	2,680,665	—	—	2,680,665

Total assets	$43,420,949	$1,742,301	$1,891,818	$47,055,068
Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable & accrued expenses	$639,668	$147,498	$—	$787,166
Line of credit	—	17,500	—	17,500
Current portion of notes payable	4,216,566	101,000	—	4,317,566
Current portion of convertible debenture	306,616	—	—	306,616
Current portion of lease payable	578,557	—	—	578,557

Total current liabilities	5,741,407	265,998	—	6,007,405

Notes payable	510,141	404,195	—	914,336
Convertible debentures	10,712,000	—	—	10,712,000
Deferred income tax liability	683,300	—	—	683,300
Lease payable	2,300,165	—	—	2,300,165

Total liabilities	19,947,013	670,193	—	20,617,206

Stockholder’s equity:
Common stock, $.0001 par value (1)	2,688	501	(455)	2,734
Preferred stock, $.0001 par value	—	—	—	—
Additional paid in capital (1)	21,700,894	499,999	2,463,881	24,664,774
Retained earnings (1)	1,769,393	571,608	(571,608)	1,769,393
Cumulative translation adjustment	961	—	—	961

Total stockholder’s equity	23,473,936	1,072,108	1,891,818

Total liabilities & stockholder’s equity	$43,420,949	$1,742,301	$1,891,818	$47,055,068

See accompanying footnotes to unaudited pro forma financial statements.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the twelve months ended December 31, 2003

	PainCare Historical Statements	GSC/GPP Historical Statements	Pro forma Adjustments	Pro forma
Revenues	$14,980,867	$3,344,198	$—	$18,325,065
Cost of sales (2)	4,586,732	1,130,537	(695,787)	5,021,482

Gross profit	10,394,135	2,213,661	695,787	13,303,583

Operating expenses:
Selling, general and administrative (3)	7,543,915	2,133,453	(325,485)	9,351,883
Amortization expense	61,463	—	—	61,463
Depreciation expense	463,325,190	151,529	—	614,719

Operating income	2,567	(71,321)	1,021,272	3,275,518

Interest expense	(487,786)	47,858	—	535,644
Other income	45,425	—	—	45,425

Income before taxes	1,883,206	(119,179)	1,021,272	2,785,299

Provision for income taxes	670,300	—	363,573	1,033,873

Net income	$1,212,906	$(119,179)	$657,699	$1,751,426

Basic earnings per share				$0.08

Basic weighted average shares outstanding				21,234,964

Diluted earnings per share				$0.07

Diluted weighted average shares outstanding				24,429,774

See accompanying footnotes to unaudited pro forma financial statements.

Footnotes to Unaudited Pro Forma Financial Statements

(1)	Represents the impact of the purchase of the outstanding shares of Georgia Surgery Centers, Inc. and the non-medical assets of Georgia Pain Physicians, P.C., including the issuance of 462,344 shares of PainCare Holdings, Inc. common stock at $2.43325 per share and the resulting goodwill of $3,016,818 using the purchase method of accounting.
(2)	Adjustment for non-recurring compensation paid to Dr. Windsor.
(3)	Adjustment for non-recurring general and administrative expenses.
(4)	Adjustment for estimated income tax liability based on an income tax rate of 35.6%.